SEPARATION AND RELEASE AGREEMENT This SEPARATION AND RELEASE AGREEMENT (this “Agreement”) dated as of April 24, 2025, is made by and between ModivCare Inc. (the “Company”) and Craig A. Barbarosh (“you”). The Company and you may hereinafter be collectively referred to as the “Parties” or individually as a “Party”. RECITALS: WHEREAS, the Company and you have previously entered into that certain Independent Director Service Agreement, dated as of December 23, 2024 (the “Director Agreement”), regarding your service on the board of directors of the Company (the “Board”); WHEREAS, your service on the Board has terminated effective as of the date as of this Agreement (the “Separation Effective Date”); and WHEREAS, the Parties have reached a mutually acceptable agreement regarding your separation from the Board and wish to reduce such agreement into writing for their mutual benefit and protection. NOW, THEREFORE, in consideration of the promises and of the mutual agreements set forth herein, the Parties agree as follows: AGREEMENT: 1. Termination. The Parties hereby agree that pursuant to its terms, the Director Agreement shall be, and is, hereby terminated, and your service on the Board has terminated effective as of the Separation Effective Date. The Parties further agree that as of the Separation Effective Date (i) the Director Agreement and all terms, agreements, covenants and conditions set forth therein shall be rendered null and void, without further force or effect, (ii) the Parties shall cease to have any rights under the Director Agreement, and (iii) there will be no liability on the part of any Party, its affiliates or any of their respective equityholders, directors, managers, officers, employees, agents and other representatives, heirs, executors, administrators, personal representatives, successors or assigns on account of the Director Agreement; provided that Sections 5, 6, 7, 8 and 9 of the Director Agreement shall survive the Separation Effective Date and remain in full force and effect. 2. Termination Arrangements. In consideration for your execution of this Agreement, including the release of claims contained in Section 3 below, the Company shall pay you $154,193.55, as a lump sum cash payment within two business days of the date hereof. You agree that you will be solely responsible for the payment of all taxes due with respect to such payment. Further, in accordance with Section 8 of the Director Agreement, the Company has obtained and fully paid for an irrevocable insurance tail policy for which you are the sole beneficiary covering your services as a director on the Board with a claims period of six years from the Separation Effective Date. 3. Release. (a) Effective as of the Separation Effective Date, and to the greatest extent permitted by applicable law, in exchange for good and valuable consideration, the adequacy of which is hereby confirmed by each Party, the Company on behalf of itself and each of its subsidiaries and affiliates, and each of its and their respective directors, officers, managers, employees, agents, advisors, other representatives, and stakeholders irrevocably and unconditionally waives and releases any and all rights with respect to, and releases, forever acquits and discharges you, your affiliates, and each of yours and theirs (as applicable) respective equityholders, directors, managers, officers, employees, agents and other representatives, heirs, executors, administrators, personal representatives, successors and assigns with respect to, any and all claims, demands, charges, complaints, obligations, causes of action, suits, liabilities, indebtedness, sums of money, covenants, agreements, instruments, contracts (written or oral, express or implied), controversies, fees, expenses (including attorneys’ fees, costs and expenses), damages and judgments, at law or in equity, in contract or tort, in the United States, state, foreign or other judicial, administrative, arbitration or other proceedings, of any nature whatsoever, known or unknown, suspected or unsuspected, previously, now or hereafter Docusign Envelope ID: 1A48E336-D786-4115-B95C-172149CEE9A6

arising (collectively, the “Claims”), in each case which arise out of the Director Agreement and/or your service on the Board and to the Company (other than Claims arising out of the breach of Section 5 of the Director Agreement). (b) Effective as of Separation Effective Date, and to the greatest extent permitted by applicable law, in exchange for good and valuable consideration, the adequacy of which is hereby confirmed by each Party, you on behalf of yourself and each of your affiliates, and each of your and theirs (as applicable) respective equityholders, directors, managers, officers, employees, agents and other representatives, heirs, executors, administrators, personal representatives, successors and assigns irrevocably and unconditionally waives and releases any and all rights with respect to, and releases, forever acquits and discharges the Company and each of its subsidiaries and affiliates, and each of its and their respective directors, officers, managers, employees, agents, advisors, other representatives, and stakeholders with respect to, any and all Claims, in each case which arise out of the Director Agreement and/or your service on the Board and to the Company (for the avoidance of doubt, notwithstanding anything in the foregoing (i) you shall remain eligible to be indemnified by the Company in accordance with Section 7 of the Director Agreement including without limitation as provided in the last sentence of such Section), and (ii) the release of Claims contemplated by this Section 3(b) does not include any Claims with respect to any of your rights under this Agreement 4. Representations. Each Party represents and warrants that: (i) it has the right, power and authority to enter into this Agreement (ii) this Agreement constitutes a legal, valid and binding obligation of such Party, and (iii) this Agreement is entered into in the ordinary course of business by both parties. 5. Entire Agreement; Amendments. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings both written and oral, between the Parties with respect to the subject matter hereof, and may not be assigned (by operation of law or otherwise) by either Party without the prior written consent of the other Party. Any amendment or modification of this Agreement or any waiver of any provision hereof shall be in writing signed by all of the Parties. 6. Governing Law. This Agreement shall be interpreted in accordance with, and the rights of the Parties hereto shall be determined by, the laws of the state of Delaware without reference to its conflicts of laws principles. 7. Revival Clause. If the incurring of any debt or the payment of money or transfer of property made to Director by or on behalf of Company should for any reason subsequently be declared to be “fraudulent” or “preferential” within the meaning of any state or federal law relating to creditor’s rights, including, without limitation, fraudulent conveyances, preferences or otherwise voidable or recoverable payments of money or transfers of property, in whole or in part, for any reason (collectively, “Voidable Transfers”) under the Bankruptcy Code or any other federal or state law, and Director is required to repay or restore any such Voidable Transfer or the amount or any portion thereof, then, as to such Voidable Transfer or the amount repaid or restored (including all reasonable costs, expenses and attorneys’ fees of Director related thereto), the liability of Company under this Agreement, the Director Agreement, and all of Director’s rights and remedies under this Agreement and the Director Agreement shall automatically be revived, reinstated and restored and shall exist as though such Voidable Transfer had never been made to the extent of any harm to Director. 8. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument. 9. Successors; Third Party Rights. This Agreement shall inure to the benefit of and be binding upon the Parties and their respective legal representatives, heirs, successors and permitted assigns. Except as provided in the immediately preceding sentence, nothing in this Agreement is intended to, or shall be construed to, confer upon any other person any rights or remedies hereunder. 10. Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid as applied to any fact or circumstance, it shall be modified by the minimum amount necessary to render it valid, and any such invalidity shall not affect any other provision, or the same provision as applied to any other fact or circumstance. Docusign Envelope ID: 1A48E336-D786-4115-B95C-172149CEE9A6

11. Remedies. Except as otherwise set forth herein, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with, and not exclusive of, any other remedy conferred hereby, or by law or in equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. [Signature Page Follows] Docusign Envelope ID: 1A48E336-D786-4115-B95C-172149CEE9A6

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date and year first written above. ModivCare Inc. By: Name: Faisal Khan Title: Senior Vice President, General Counsel and Secretary By: Name: Craig A. Barbarosh Title: Director Docusign Envelope ID: 1A48E336-D786-4115-B95C-172149CEE9A6